14

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date  of  Report  (Date  of  Earliest  Event  Reported):    March  4,  1998


                             MONACO FINANCE, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   Colorado
                       ---------------------------------
                         (State or Other Jurisdiction
                       of Incorporation or Organization)


              0-18819                            84-1088131
      ------------------------      ------------------------------------
      (Commission File Number)      (I.R.S. Employer Identification No.)



                      370 Seventeenth Street, Suite 5060
                                Denver, Colorado 80202
                        -----------------------------------
                   (Address of Principal Executive Offices)


Registrant's  Telephone  Number,  Including  Area  Code:        (303) 592-9411


                                      N/A
                                      ---
        (Former Name or  Former Address, if Changed Since Last Report)


Total  number  of  pages  is  14.

The  exhibit  index  appears  at  sequential  page  no.    2.

ITEM  5.  OTHER  EVENTS.

     On March 4, 1998, the Company held a special meeting of its shareholders to consider and vote upon the proposals set forth in the Company's Proxy Statement dated February 3, 1998. Of the 7,203,479 shares of Class A Common Stock entitled to notice of and to vote at the meeting, 6,851,165 shares, or 95.1%, of such class were represented in person or by proxy at the meeting. In addition, of the 1,273,715 shares of Class B Common Stock entitled to notice of and to vote at such meeting, all shares were represented in person or by proxy at the meeting. Each share of Class A Common Stock is entitled to one vote per share while each share of Class B Common Stock is entitled to three votes per share. The following proposals were approved:

     1. The issuance of (i) 2,433,457 shares of the Company's 8% Cumulative Convertible Preferred Stock, Series 1998-1, (ii) 811,152 shares of the Company's Class A Common Stock and (iii) a presently unknown number of shares of Class A Common Stock, the issuance of which is contingent upon future operations, to NAFCO Holding Company LLC, Advantage Funding Group, Inc., and/or Pacific Southwest Bank, or their respective designees, all of which are subsidiaries of Pacific USA Holdings Corp. ("Pacific USA"), as partial consideration for certain of the transactions under the Amended and Restated Asset Purchase Agreement among the Company, Pacific USA and those and other of its affiliates dated January 8, 1998. Of the shares represented in person or by proxy at the meeting, 3,195,006 shares of Class A Common Stock (44.3%) and 1,273,715 shares of Class B Common Stock (100%) were voted in favor of the proposal; 521,029 shares of Class A Common Stock voted against the proposal; and 95,165 shares of Class A Common Stock abstained from voting. The shares voting for the proposal represented 65.7% of the combined voting power of the Class A and Class B Common Stock represented in person or by proxy at the meeting.

     2. An amendment to the Company's Articles of Incorporation (i) increasing the number of authorized shares of Class A Common Stock to 30,000,000 shares, and (ii) increasing the number of authorized shares of Preferred Stock to 10,000,000 shares having such preferences, limitations and relative rights as may be determined by the Company's board of directors. Of the shares represented in person or by proxy at the meeting, 6,032,167 shares of Class A Common Stock (83.7%) and 1,273,715 shares of Class B Common Stock (100%) were voted in favor of the proposal; 612,846 shares of Class A Common Stock voted against the proposal; and 91,585 shares of Class A Common Stock abstained from voting. The shares voting for the proposal represented 92.3% of the combined voting power of the Class A and Class B Common Stock represented in person or by proxy at the meeting.

     No other matters were brought before the meeting. As a result of shareholder approval of item no. 1, Pacific USA or its affiliates will own of record 2,311,152 shares of Class A Common Stock (28.8% of that class) and will be able to exercise approximately 51.8% of the combined voting power of the Class A and Class B Common Stock.

ITEM  7.  FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)          Exhibits.

     3.3 Articles of Amendment to the Articles of Incorporation increasing the number of authorized shares of Class A Common Stock and Preferred Stock.

     4.5 Preferences, Limitations and Relative Rights of 8% Cumulative Convertible Preferred Stock, Series 1998-1.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MONACO  FINANCE,  INC.



Date:          March  18,  1998          By:/s/  Irwin  L.  Sandler
                                         --------------------------
                                         Irwin  L.  Sandler
                                         Executive  Vice  President

Exhibit  3.3
                          MAIL TO: SECRETARY OF STATE
                             CORPORATIONS SECTION
                           1560 BROADWAY, SUITE 200
                               DENVER, CO 80202
                                (303) 894-2251
MUST  BE  TYPED          FAX    (303)  894-2242
FILING  FEE:  $25.00
MUST  SUBMIT  TWO  COPIES
              ---

                               ARTICLES OF AMENDMENT
                       PLEASE INCLUDE A TYPED     TO THE
             SELF-ADDRESSED ENVELOPE     ARTICLES OF INCORPORATION



Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The  name  of  the  corporation  is          MONACO  FINANCE,  INC.
                                                     ----------------------

SECOND: The following amendment to the Articles of Incorporation was adopted on March 4, 1998, as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below:

      No shares have been issued or Directors Elected - Action by Incorporators

     No  shares  have  been issued but Directors Elected - Action by Directors

     Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.

 X       Such amendment was adopted by a vote of the shareholders.  The number
--
of  shares  voted  for  the  amendment  was  sufficient  for  approval.


The Articles of Incorporation shall be amended by striking the existing first sentence of Section 1 of Article IV and inserting in lieu thereof the following new sentence:

The aggregate number of Common Shares which this Corporation shall have authority to issue is thirty-two million two hundred fifty thousand (32,250,000) shares, $.01 par value, of which 30,000,000 shall be designated "Class A Common Stock," and 2,250,000 shares shall be designated "Class B Common Stock."

The Articles of Incorporation shall be amended by striking the existing first sentence of Section 2 of Article IV and inserting in lieu thereof the following new sentence:

The aggregate number of Preferred Shares which this Corporation shall have authority to issue is ten million (10,000,000) shares, no par value, which shares shall be designated "Preferred Stock."


THIRD:    If  changing  corporate  name,  the  new  name of the corporation is
_________________________



FOURTH:    The  manner,  if  not  set  forth  in  such amendment, in which any exchange,  reclassification,  or cancellation of issued shares provided for in
the  amendment  shall  be  effected,  is  as  follows:    None


If these amendments are to have a delayed effective date, please list that date:
(Not  to  exceed  ninety  (90)  days  from  the  date  of  filing)

     MONACO  FINANCE,  INC.



Signature:            /s/  Morris  Ginsburg
                      ---------------------

Title:                President

Exhibit  4.5
                           ARTICLES OF AMENDMENT TO
                           ARTICLES OF INCORPORATION

                PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF
           8% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES 1998-1
                                      OF
                             MONACO FINANCE, INC.


     MONACO FINANCE, INC., a Colorado corporation (the "Corporation"), does hereby certify that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation, as amended, of the Corporation and pursuant to Section 7-106-102 of the Colorado Business Corporation Act, said Board of Directors, pursuant to a unanimous Statement of Consent effective as of January 21, 1998, duly adopted the following resolution:

     RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of MONACO FINANCE, INC., a Colorado corporation (the "Corporation"), by the Articles of Incorporation, as amended, of the Corporation, the Board of Directors hereby creates out of the authorized preferred stock, no par value per share, of the Corporation a series of preferred stock to consist of not more than 2,433,457 shares, and this Board of Directors hereby fixes the designation and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of such series as follows:

     0.1. DESIGNATION. This resolution shall provide for a single series of preferred stock, the designation of which shall be "8% Cumulative Convertible Preferred Stock-Series 1998-1" (hereinafter the "Preferred Shares" or the "Preferred Stock") and the number of authorized shares constituting the Preferred Stock is 2,433,457. The number of authorized Preferred Shares may be reduced or increased by a further resolution duly adopted by the Board of Directors of the Corporation and by the filing of an amendment to the Corporation's Articles of Incorporation pursuant to the provisions of the Colorado Business Corporation Act stating that such reduction or increase has been so authorized.

     0.2. VOTING; DIRECTOR. Except as provided herein or otherwise expressly required by the laws of the State of Colorado, the holders of the Preferred Shares shall have no voting rights and shall not be entitled to notice of meetings of shareholders, and the exclusive voting power shall be vested in the holders of the shares of the Corporation's Class A and Class B Common Stock, $.01 par value per share (the "Common Stock"), and/or in any other series of the Corporation's preferred stock now or at any time hereafter issued and outstanding having voting rights. So long as not less than 1,500,000 Preferred Shares are issued and outstanding, the holders of the outstanding Preferred Stock, voting separately as a class, shall be entitled to elect one member of the Board of Directors of the Corporation to serve until his or her successor shall have been duly elected and qualified. Any corporate action that requires a vote of the holders of the Preferred Stock as a class shall be deemed to have been approved by that class upon the affirmative vote by the holders of a majority of the issued and outstanding Preferred Shares unless a higher voting requirement is imposed by the Colorado

Business Corporation Act. If any corporate action shall require a vote of the holders of the Preferred Shares other than as a class, the Preferred Shares shall vote as a group with the Common Stock.

          0.2.1. VOTING PROCEDURES. Whenever holders of the Preferred Stock are entitled to elect one director or otherwise vote as provided herein, such holders shall, to the extent practicable, act by unanimous consent to action without a meeting signed by all holders of the Preferred Stock to be effective when actually received by the Corporation or on such later date as may be specified in such consent When holders of the Preferred Stock are not able to reach a consensus, the Corporation shall, upon the request made by any holder(s) of ten percent or more of the number of outstanding Preferred Shares, call a special meeting of holders of the Preferred Stock for the election of the director or to take any other action upon not less than ten nor more than 60 days notice to such holders. The holders of a majority of the outstanding shares of Preferred Stock, present in person or by proxy, shall constitute a quorum for all meetings of Preferred Stockholders. In the event the election of such director or any other matter to be voted on shall be subject to any laws, rules or regulations with respect to the solicitation of proxies or otherwise, the holders of the Preferred Stock agree to timely provide the Corporation with such information as it shall reasonably require to comply therewith.

          0.2.2. VACANCIES. Any vacancy in the office of the director elected by the holders of the Preferred Stock shall be filled by them in the manner provided in Section 2.1 herein; provided, however, that if the vacancy shall not have been so filled within 30 days after the occurrence of such vacancy, the vacancy shall be eliminated by reduction of the number of members of the board of directors by one without action by the board of directors or shareholders; provided, further, that if such vacancy shall not have been filled and in the event of an emergency requiring action by the board of directors during such 30-day period, the remaining members of the board of directors may temporarily fill the vacancy or temporarily eliminate such vacancy by reducing the number of members of the board of directors by one, subject to the rights of the holders of the Preferred Stock as provided herein. The director elected by the holders of the Preferred Stock may be removed during the aforesaid term of office, whether with or without cause, only by the affirmative vote of the holders of a majority of the Preferred Stock.

          0.2.3. OTHER VOTING RIGHTS. The affirmative vote by the holders of a majority of the outstanding shares of Preferred Stock, voting separately as a group, shall be required with respect to any amendment to the Articles of Incorporation which would:

               0.2.3.1. Increase or decrease the aggregate number of authorized shares of Preferred Stock;

          0.2.3.2. Effect an exchange or reclassification of all or part of the shares of Preferred Stock into shares of another class;

          0.2.3.3. Effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of Preferred Stock;

          0.2.3.4. Change the designation, preferences, limitations, or relative rights of all or part of the shares of Preferred Stock;

          0.2.3.5. Change the shares of all or part of the Preferred Stock into a different number of shares of the same class;

          0.2.3.6. Create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of Preferred Stock;

          0.2.3.7. Increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of Preferred Stock;

               0.2.3.8. Cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of Preferred Stock;

               0.2.3.9. Make the Preferred Stock redeemable either mandatorily or at the option of the Corporation.

     0.2.3.9.1.          DIVIDENDS.

          0.2.4. RATE. Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Directors out of any funds of the Corporation legally available for that purpose, cumulative dividends from the date of issuance at the rate of 8% ($.16 per share of Preferred Stock) per year, payable quarterly (pro-rated for partial quarters) in arrears, in shares of its Preferred Stock valued at $2.00 per share (or in cash if no Preferred Shares are available for that purpose), on the first day of April, July, October and January of each year commencing January 1, 1998 (each such date being hereinafter individually referred to as the "Dividend Payment Date" and collectively as the "Dividend Payment Dates"). Each such dividend shall be paid to the holders of record of the Preferred Shares as they appear on the books of the Corporation on the record date which shall be not less than 30 days prior to the related Dividend Payment Date. Dividends on the Preferred Shares shall be cumulative whether or not the Corporation was or is legally able to pay such dividends in whole or in part. Holders of Preferred Shares shall not be entitled to any dividends whether payable in cash, property or stock in excess of full dividends as herein provided on the Preferred Shares.

          0.2.5. DIVIDENDS ON COMMON STOCK. No dividends (other than those payable solely in Common Stock) shall be paid with respect to the Common Stock during any fiscal year of the Corporation unless all accumulated and unpaid dividends and the quarterly dividend on the shares of Preferred Stock for the then current dividend period shall have been declared and paid.

     0.3.          CONVERSION.

          0.3.1. VOLUNTARY CONVERSION. The Preferred Stock may be converted in whole or in part at any time and from time to time into shares of Class A Common Stock ("Voluntary Conversion") at the rate of one share of Class A Common Stock for each two shares of Preferred Stock so converted (the "Conversion Ratio").

          0.3.2. AUTOMATIC CONVERSION. In the event the Current Market Value (as defined in Section 4.6(a) herein) of the Class A Common Stock shall equal or exceed $6.00 per share on each trading day during any period of 60 consecutive calendar days commencing on the date of original issuance of the Preferred Stock, all of the Preferred Shares shall be automatically converted ("Automatic Conversion") into shares of Class A Common Stock at the Conversion Ratio. All holders of Preferred Stock shall deliver or cause to be transferred to the Corporation all of their Preferred Stock promptly upon Automatic Conversion.

          0.3.3. CONVERSION PROCEDURES AND CONDITIONS. Any holder of Preferred Stock desiring to convert the same into shares of Class A Common Stock shall surrender the certificate or certificates evidencing the shares of Preferred Stock to be converted, duly endorsed, or otherwise deliver the Preferred Stock desired to be converted, at the office of the Corporation or of its transfer agent, if any, and shall give written notice signed by such holder to the Corporation at such office stating that such holder elects to convert the same and the number of Preferred Shares to be converted (which requirements, together with the requirement stated in Section 4.4 herein, shall be referred to as the "Conversion Conditions"). Upon Automatic Conversion, the holders of the Preferred Stock and, upon satisfaction of the Conversion Conditions with respect to Voluntary Conversion, the holders of the Preferred Stock surrendered for conversion, shall be deemed to be the holders of record of the shares of Class A Common Stock issu-able upon such conversion, not-with-standing that the stock trans-fer books of the Corporation shall then be closed or that the Class A Common Stock issuable upon such conversion shall not actually have been issued. The Corporation shall, as soon as practicable thereafter, issue in the name of such converting holder and/or in the name of such holder's designee (and mail if issued in certificated form to the last known address of the converting holder or such holder's designee) the shares of Class A Common Stock to which such holder or such designee shall be entitled. Upon Automatic Conversion, all outstanding shares of Preferred Stock shall be deemed to have been canceled without any requirement of action by the Corporation or by the holders of the Preferred Stock and whether or not the Preferred Stock so converted has been surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to deliver the shares of Class A Common Stock issuable upon such Automatic Conversion except to the extent the Preferred Stock is either delivered to the Corporation or its transfer agent as provided herein.

          0.3.4. ADDITIONAL CONDITION. Notwithstanding anything herein contained to the contrary, the Corporation shall not be obligated to issue the shares of Class A Common Stock issuable upon conversion of Preferred Shares until there shall have been delivered to the Corporation or to its transfer agent, as applicable, an opinion of counsel reasonably satisfactory to the Corporation to the effect that the issuance of such Class A Common Stock is exempt from registration under the Securities Act of 1933, as amended, and from qualification under applicable state laws or that a registration statement with respect thereto has been filed with the Securities and Exchange Commission and with the appropriate state regulatory authorities and has become effective.

          0.3.5. RESERVATION OF SHARES. The Corporation hereby agrees that at all times there shall be reserved for issuance upon conversion of the Preferred Stock the maximum number of shares of its Class A Common Stock issuable upon full conversion thereof.

          0.3.6. NO FRACTIONAL SHARES; CURRENT MARKET VALUE. No fractional shares or scrip rep-re-senting fractional shares shall be issued upon conversion of the Preferred Stock. With respect to any fraction of a share called for upon any conversion thereof, the Corporation shall pay to the holder an amount in cash equal to such fraction multiplied by the "Current
Market  Value"  of  the  Class  A  Common  Stock,  determined  as  follows:

               0.3.6.1. EXCHANGE OR NASDAQ LISTING. If the Class A Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed on the Nasdaq Stock Market, the Current Market Value shall be the last reported sale price of the Class A Common Stock on the composite tape of such exchange or on Nasdaq on the last trading day prior to the date of conversion or if no such sale is made on such day, the average closing bid and asked prices for such day on the composite tape of such exchange or on Nasdaq; or

               0.3.6.2. OTHER MARKETS. If the Class A Common Stock is not so listed or admitted to unlisted trading privileges, the Current Market Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. or the OTC Bulletin Board on the last trading day prior to the date of the conversion; or

               0.3.6.3. BOARD VALUATION. If the Class A Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Corporation, such determination to be final and binding on the Holder

          0.3.7. RIGHTS OF THE HOLDER. The holder shall not, by virtue hereof, be entitled to any rights of a holder of the Corporation's Class A Common Stock, either at law or equity, and the rights of the holder are limited to those expressed herein and are not enforceable against the Corporation except to the extent set forth herein.

          0.3.8. STOCK SPLITS AND STOCK DIVIDENDS. In case the Corporation shall at any time issue Class A Common Stock by way of dividend or other distribution on any stock of the Corporation or subdivide or combine the outstanding shares of Class A Common Stock, the Conversion Ratio shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

          0.3.8.1 OFFICER'S CERTIFICATE. Whenever the Conversion Ratio shall be adjusted as required herein, the Corporation shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Conversion Ratio determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment and the calculation thereof. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder and the Corporation shall, forthwith after each such adjustment, mail a copy of such certificate to the holder.

          0.3.9. NOTICES TO HOLDERS. So long as any Preferred Shares shall be outstanding and unconverted (i) if the Corporation shall pay any dividend or make any distribution upon the Class A Common Stock, or (ii) if the Corporation shall offer to the holders of Class A Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) if any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with or into another cor-poration, sale, lease or transfer of all or substantially all of the property and assets of the Corporation to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall be effected, then, in any such case, the Corporation shall cause to be delivered to the Holder, at least 30 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Class A Common Stock of record shall be entitled to exchange their shares of Class A Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

          0.3.10. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Class A Common Stock of the Corporation (other than a change in par value, or from par value to no par value, or as a result of an issuance of Class A Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Corporation with or into another corporation (other than a merger with a subsidiary in which merger the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Class A Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Corporation as an en-tirety or substantially as an entirety, the Corporation shall cause effective provision to be made so that the holder shall have the right thereafter, by converting the Preferred Shares, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance as if the holder had converted such Preferred Shares prior to such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for
herein.    A  copy  of  such  provision shall be furnished to the holder(s) of

Preferred Shares within ten days after execution of the appropriate agreement pertaining to same and, in any event, prior to any consolidation, merger, sale or conveyance subject to the provisions of this Section. The foregoing provisions of this Section shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Class A Common Stock and to successive consolidations, mergers, sales or conveyances.

          0.3.11. DISSOLUTION. If, at any time prior to the conversion of all Preferred Shares, any dissolution, liquidation or winding up of the Corporation shall be proposed, the Corporation shall cause at least 30 days' notice to be mailed by certified mail to the registered holders of the Preferred Shares at their addresses as they appear on the books of the Corporation. Such notice shall specify the date(s) as of which holders of record of Common Stock and Preferred Stock shall participate in any distribution or shall be entitled to exchange their Common Stock or Preferred Stock for securities or other property, deliverable upon such dissolution, liquidation or winding up, as the case may be; to the end that, during such period of 30 days, the holders of the Preferred Stock may convert the Preferred Stock and acquire Class A Common Stock (or other stock substituted therefor as hereinbefore provided) and be entitled in respect of shares so acquired to all of the rights of the other holders of Class A Common Stock of the Corporation. In case of a dissolution, liquidation or winding up of the Corporation, all conversion rights with respect to the Preferred Stock shall terminate at the close of business on the date as of which holders of record of the Preferred Stock shall be entitled to par-ticipate in a distribution of the assets of the Corporation in connection with such dissolution, liquidation or winding up (provided that in no event shall said date be less than 30 days after completion of service by certified mail of notice as aforesaid).

          0.3.12. SPIN-OFFS. In the event the Corporation spins-off a subsidiary or stock held in another corporation as an investment by distributing to the shareholders of the Corporation, as a dividend or otherwise, the stock of the subsidiary or other corporation, the Corporation shall reserve shares of the subsidiary or other corporation to be delivered to the holders of the Preferred Shares upon conversion to the same extent as if they were owners of record of the Class A Common Stock on the record date for payment of the shares of the subsidiary or other corporation.

          0.3.13. CLASS A COMMON STOCK DEFINED. Whenever reference is made in this Section 4 to the issue or sale of shares of Class A Common Stock, the term "Class A Common Stock" shall mean the Class A Common Stock of the Corporation authorized as of the date hereof and any other class of stock ranking on a parity with such Class A Common Stock, excluding the Class B Common Stock. However, subject to the provisions of Section 4.11hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Class A Common Stock of the Corporation as of the date hereof.

     0.4 EXCHANGE, ASSIGNMENT OR LOSS OF PREFERRED SHARES. Subject to the provisions of Section 6 hereof, the Preferred Stock is assignable and exchangeable, without expense, at the option of the holder, upon presentation and surrender of such Preferred Stock to the Corporation, together with written instructions signed by the holder of such Preferred Stock with respect to reissuance thereof and good funds sufficient to pay any transfer or similar tax; whereupon the Corporation shall, without charge, execute and deliver Preferred Stock in the designated denominations and in the designated name(s) and the Preferred Stock so surrendered promptly shall be canceled. Upon receipt by the Corporation of evidence satisfactory to it of the loss, theft, destruction or mutilation of Preferred Stock certificates, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification including a surety bond, and upon surrender and cancellation of Preferred Stock certificates, if mutilated, the Corporation will execute and deliver new Preferred Stock certificates of like tenor and date. Any such new Preferred Stock certificates executed and delivered shall constitute additional contractual obligation on the part of the Corporation, whether or not the Preferred Stock certificates so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

     0.5          LEGENDS  AND  SECURITIES  LAW  COMPLIANCE.

          0.5.1 SECURITIES LAW COMPLIANCE. Neither the Preferred Stock nor the Class A Common Stock nor any other security issued or issuable upon conversion of the Preferred Stock may be issued, offered or sold except in conformity with the Securities Act of 1933, as amended, and applicable state laws, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section with respect to any resale or other disposition of such securities.

          0.5.2 SECURITIES LEGEND. The Corporation may cause the following legend to be set forth on each certificate representing Preferred Stock or any other security issued or issuable upon conversion of the Preferred Stock, unless counsel for the Corporation is of the opinion as to any such certificate that such legend is unnecessary:

The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Corporation.

          0.5.3 OTHER LEGENDS. All certificates representing the Preferred Shares and any and all securities issued in replacement thereof or upon conversion thereof shall bear such additional legends as shall be required by law or contract.

     0.6          RIGHTS  ON  LIQUIDATION.    In the event of the liquidation,
dissolution or winding up of the Corporation, whether voluntary or involuntary, resulting in any distribution of its assets to its shareholders, the holders of the Preferred Shares then issued and outstanding shall be entitled to receive an amount equal to $2.00 per Preferred Share plus any accumulated but unpaid dividends, and no more, before any payment or distribution of the assets of the Corporation is made to or set apart for the holders of Common Stock. If the assets of the Corporation distributable to the holders of Preferred Shares are insufficient for the payment to them of the full preferential amount described above, such assets shall be distributed ratably among the holders of the Preferred Shares. The holders of the Common Stock shall be entitled to the exclusion of the holders of the Preferred Shares to share in all remaining assets of the Corporation in accordance with their respective interests. For purposes of this paragraph, a consolidation or merger of the Corporation with any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

     0.7 NOTICE. Any notices or certificates by the Corporation to the Holder and by the Holder to the Corporation shall be deemed to have been given if in writing and upon the earlier of personal delivery (including by messenger, facsimile or other receipted delivery during normal business hours or, if delivered other than during normal business hours, at the beginning of the first business day following such delivery) or three business days following deposit in the United States mails, by registered or certified mail, return receipt requested, addressed to the holder at such holder's address of record on the books of the Corporation or to the Corporation at Monaco Finance, Inc., 370 Seventeenth Street, Suite 5060, Denver, Colorado 80202. Any person may change the address for the giving of notice by notice duly given effective five (5) business days thereafter.

     IN WITNESS WHEREOF, MONACO FINANCE, INC. has caused its corporate seal to be affixed hereto and this certificate to be signed by its President and
Secretary  this      9th    day  of  March,  1998.

                  MONACO FINANCE,  INC.



     By:          /s/  Morris  Ginsburg
                  ----------------------------
                  Morris  Ginsburg,  President
 [S  E  A  L]

ATTEST:


/s/  Irwin  L.  Sandler
------------------------------
Irwin  L.  Sandler,  Secretary